                            Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

[x]Filed by the Registrant
[ ]Filed by a Party other than the Registrant
Check the appropriate box

[ ]Preliminary Proxy Statement
[ ]Confidential, for Use of the Commission Only (as permitted by Rule
   14a-6(e)(2))
[x]Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      The Central European Value Fund, Inc.

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
[x]No fee required.
[ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)      Title of each class of securities to which transaction applies:


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     (2)      Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):


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     (4)      Proposed maximum aggregate value of transaction:


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     (5)      Total fee paid:


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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)      Amount Previously Paid:


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     (2)      Form, Schedule or Registration Statement No.:


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     (3)      Filing Party:


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     (4)      Date Filed:


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                     THE CENTRAL EUROPEAN VALUE FUND, INC.

                                                          January 28, 2000

Dear Stockholder:

  We are pleased to enclose the notice and proxy statement for the Special Meeting of Stockholders (the "Meeting") of The Central European Value Fund, Inc. (the "Fund") to be held on February 24, 2000.

  As you may know, on October 31, 1999, PIMCO Advisors L.P. ("PIMCO Advisors"), its general partners, PIMCO Advisors Holdings L.P. and PIMCO Partners G.P., certain of their affiliates, Allianz of America, Inc. ("Allianz of America") and certain other parties named therein, entered into an Implementation and Merger Agreement (the "Merger Agreement") pursuant to which Allianz of America agreed to acquire majority ownership of PIMCO Advisors. At the Meeting, stockholders of the Fund will be asked to approve a new management agreement and investment advisory agreement, which will be substantially identical to the existing agreements with the Fund, to be in effect following such acquisition. Approval of the new agreements is necessary because the closing of the acquisition results in the termination of the existing agreements pursuant to the provisions of the Investment Company Act of 1940.

  It is important to keep in mind that Allianz of America is acquiring control of PIMCO Advisors, not the Fund. Your Fund shares and the management fees charged the Fund will not change as a result of the acquisition. Moreover, Allianz of America has advised the Fund's Board of Directors, that following the acquisition, PIMCO Advisors will continue to provide the high-quality services to which you have grown accustomed. Because PIMCO Advisors is a party to the current agreement between OpCap Advisors ("OpCap") and the Fund, stockholders are being asked to consider a new agreement with OpCap.

  After careful consideration, the Fund's Board of Directors, including its independent directors, approved the proposals and recommended that stockholders vote "FOR" each such proposal.

  In addition, you will be asked to elect two additional Directors of the Fund.

  We urge you to review the enclosed materials for all of the details on the proposals described above. It is very important that you complete and return the enclosed proxy card.

  We thought it would be helpful to provide the following questions and answers regarding the acquisition and the related proposals. They are designed to help answer questions you may have and help you cast your votes, and are being provided as a supplement to, not a substitute for, the proxy statement, which we urge you to review carefully.

  Please feel free to call the proxy solicitor, D.F. King & Co., Inc., at 1-800-488-8075 to answer any questions you may have regarding the voting of your shares. If we have not received your proxy card(s) prior to the date of the Meeting, you may receive a telephone call from D.F. King & Co., Inc.
encouraging you to exercise your right to vote. As always, we thank you for your confidence and support.

                                          Sincerely,

                                          /s/ Ronald G. Olin
                                          Ronald G. Olin

                                          The Chairman of the Board of

                                             THE CENTRAL EUROPEAN VALUE FUND,
                                              INC.

                              QUESTIONS & ANSWERS

Q.WHO IS BEING ACQUIRED IN THE ACQUISITION?

A. Allianz of America has agreed to acquire approximately 70% of the outstanding partnership interests in PIMCO Advisors. The Fund itself is not being acquired.

Q.WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

A. Pursuant to the Investment Company Act of 1940, as amended, consummation of the acquisition will cause the automatic termination of the current management agreement with PIMCO Advisors and the current investment advisory agreement among PIMCO Advisors, OpCap and the Fund. Therefore, in order to ensure continuity of management, stockholders are being asked to approve substantially identical new agreements with PIMCO Advisors and OpCap.

Q.HOW WILL THE ACQUISITION AFFECT ME AS A FUND STOCKHOLDER?

A. Your Fund shares and the fees charged the Fund will not change as a result of the acquisition. Moreover, Allianz of America has advised the Fund's Board that following the acquisition, PIMCO Advisors will continue to provide the high-quality services to which you've grown accustomed. Consequently, management of the Fund believes that the acquisition will not adversely affect the operations of the Fund.

Q.WHY AM I BEING ASKED TO ELECT TWO NEW DIRECTORS?

A. The Board recently elected these two nominees to the Board to fill vacancies on the Board and the Board decided to submit the nominees to stockholders for election.

Q.HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the Fund's Board of Directors, including its independent directors, recommends that stockholders vote "FOR" each of the proposals on the enclosed proxy card.

Q.WHOM DO I CALL IF I HAVE QUESTIONS?

A. Please feel free to call the proxy solicitor, D.F. King & Co., Inc., at 1-800-488-8075 to answer any ques-tions you may have regarding the voting of your shares.

 PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                     THE CENTRAL EUROPEAN VALUE FUND, INC.

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                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                               ----------------
To the Stockholders:

  A Special Meeting of Stockholders of The Central European Value Fund, Inc. (the "Fund") will be held at 1345 Avenue of the Americas, New York, New York on the 49th floor, on February 24, 2000, at 11:00 a.m., for the purposes of considering and voting upon:

  1. The approval of a new management agreement between PIMCO Advisors L.P. ("PIMCO Advisors") and the Fund. No fee increase is proposed.

  2. The approval of a new investment advisory agreement among PIMCO Advisors, OpCap Advisors and the Fund. No fee increase is proposed.

  3. The election of two directors for the Fund, to hold office until their successors are duly elected and qualified.

  4. Any other business that may properly come before the meeting.

  The close of business on January 14, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,

                                          Elliot M. Weiss
                                          Assistant Secretary

 TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

    3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                 REGISTRATION

                                                       Valid Signature
                                                       ---------------
Corporate Accounts

(1) ABC Corp. ............................... ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp. ............................... John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer.................. John Doe
(4) ABC Corp. Profit Sharing Plan............ John Doe, Trustee

Trust Accounts

(1) ABC Trust................................ Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d/ 12/28/78.......................... Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA............ John B. Smith
(2) John B. Smith............................ John B. Smith, Jr., Executor

                     The Central European Value Fund, Inc.
                          1345 Avenue of the Americas
                           New York, New York 10105

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                                PROXY STATEMENT
                               ----------------

  This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Central European Value Fund, Inc. (the "Fund") of proxies to be used at a Special Meeting of Stockholders of the Fund (the "Meeting") to be held at 1345 Avenue of the Americas, New York, New York on the 49th floor, on February 24, 2000 at 11:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Meeting. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 28, 2000. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR Proposal 1, FOR Proposal 2 and FOR the election of directors. The close of business on January 14, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share. On the record date there were 5,783,047 shares of Common Stock outstanding.

  The primary purposes of the Meeting are to permit the Fund's stockholders to consider a new management agreement to take effect upon consummation of a series of transactions contemplated by the Implementation and Merger Agreement (the "Transaction"), dated as of October 31, 1999 (the "Merger Agreement"), by and among PIMCO Advisors L.P. ("PIMCO Advisors"), its general partners, PIMCO Advisors Holdings L.P. ("PAH") and PIMCO Partners G.P. ("Partners GP"), certain of their affiliates, Allianz of America, Inc. ("Allianz of America") and certain other parties named therein and to elect two directors. Pursuant to the Merger Agreement, Allianz of America will acquire approximately 70% of the outstanding partnership interests in PIMCO Advisors. For a discussion of the Transaction, see "The Transaction" under Proposal 1 below. Pursuant to the terms of the Fund's management agreement currently in place with PIMCO Advisors and the relevant provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the Transaction will cause the automatic termination of such agreement. Therefore, in order to ensure continuity in the management of the Fund, stockholders of the Fund are being asked to approve a new management agreement with PIMCO Advisors. Moreover, because PIMCO Advisors is a party to the investment advisory agreement with the Fund and OpCap Advisors ("OpCap"), a subsidiary of PIMCO Advisors which serves as investment adviser to the Fund, stockholders of the Fund are being asked to approve a new investment advisory agreement with PIMCO Advisors and OpCap so that OpCap may continue to serve as investment adviser to the Fund and to elect two directors.

  The Proposals are to be voted upon by stockholders of the Fund as follows:

                                   Proposals
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 1. Approval of a new management agreement between PIMCO Advisors and the
 Fund.
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 2. Approval of a new investment advisory agreement among PIMCO Advisors,
 OpCap and the Fund.
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 3. Election of two directors for the Fund, to hold office until their successors are duly elected and qualified.

  In general, abstentions and Broker Non-Votes (reflected by signed but unvoted proxies), as defined below, do not count as votes cast with respect to any proposal. With respect to a proposal requiring the affirmative vote of a majority of a Fund's outstanding shares of capital stock, the effect of abstentions and Broker Non-Votes is the same as a vote against such proposal. Otherwise, abstentions and Broker Non-Votes have no effect on the outcome of a proposal. "Broker Non-Votes" are shares held in the name of a broker or nominee for which an executed proxy is received by a Fund, but are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

  In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Meeting.

  The Fund will furnish, without charge, copies of its most recent Annual Report to Stockholders upon request. Requests should be directed to the Assistant Secretary of the Fund in writing at its address below or by calling 1-800-421-4777.

  The Fund's principal executive offices are located at 1345 Avenue of the Americas, New York, New York 10105. The Fund is a closed-end management investment company.

                   PROPOSAL 1: APPROVAL OF A NEW MANAGEMENT
                 AGREEMENT BETWEEN PIMCO ADVISORS AND THE FUND

Introduction

  PIMCO Advisors currently serves as investment manager to the Fund pursuant to a management agreement with the Fund, dated November 5, 1997 (the "Existing PIMCO Agreement"). The Fund's stockholders most recently approved the Existing PIMCO Agreement on October 14, 1997. The Fund's Board of Directors, including a majority of the directors who are not "interested persons", as such term is defined in the 1940 Act, of the Fund or PIMCO Advisors, most recently approved the Existing PIMCO Agreement on September 27, 1999. Previously, Value Advisors LLC, a subsidiary of PIMCO Advisors, served as investment manager to the Fund.

  As required by the 1940 Act, the Existing PIMCO Agreement provides for its automatic termination in the event of its "assignment," as such term is defined in the 1940 Act. The consummation of the Transaction will constitute an assignment of the Existing PIMCO Agreement because it will result in a change of control of PIMCO Advisors. Therefore, in anticipation of the Transaction, the Board of Directors of the Fund is proposing that the stockholders approve a new management agreement between the Fund and PIMCO Advisors (the "New PIMCO Agreement"). The New PIMCO Agreement is substantially identical to the Existing PIMCO Agreement. A description of the New PIMCO Agreement, including the services to be provided by PIMCO Advisors thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New PIMCO Agreement attached hereto as Exhibit A. The New PIMCO Agreement would take effect on the date of consummation of the Transaction. If for any reason the Transaction is not completed, the Existing PIMCO Agreement will remain in effect.

Information Concerning the PIMCO Parties

  PIMCO Advisors is a publicly traded investment management firm and a registered investment adviser under the Investment Advisers Act of 1940, as amended, whose principal business address is 800 Newport Center Drive, Newport Beach, California 92660. As of September 30, 1999, PIMCO Advisors and its subsidiary partnerships had approximately $256 billion of assets under management.

  PIMCO Advisors was organized as a limited partnership under Delaware law in 1987. PIMCO Partners G.P. ("Partners GP") and PIMCO Advisors Holdings L.P. ("PAH") are the general partners of PIMCO Advisors.

Partners GP is a general partnership between PIMCO Holdings LLC ("PH LLC"), a Delaware limited liability company and an indirect wholly owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company ("PIMCO"), a subsidiary partnership of PIMCO Advisors. Partners GP is the sole general partner of PAH.

  Partners GP and PAH have substantially delegated their management and control of PIMCO Advisors to a Management Board. Pursuant to the terms of the delegation of authority by Partners GP and PAH, the Management Board of PIMCO Advisors is composed of (i) the Chief Executive Officer of PIMCO Advisors;
(ii) six other persons designated by Partners GP; (iii) three disinterested persons designated by representatives of the Public General Partner or, if there is no Public General Partner, Partners GP or its successor as general partner of PIMCO Advisors; (iv) the Chief Executive Officer and one Managing Director of each of the two subsidiaries of PIMCO Advisors having the greatest total income, determined as of the date of appointment; and (v) one Managing Director of each of two other subsidiaries of PIMCO Advisors designated from time to time by the Management Board upon the recommendation of the Nominating Committee. PAH is a Public General Partner for the purposes set forth above.

  The Management Board has in turn delegated the authority to manage day-to-day operations and policies to an Executive Committee. The Executive Committee is composed of four members. The members of the Executive Committee are William D. Cvengros, Brent R. Harris, Glenn S. Schafer and William S. Thompson, Jr.

  The names, titles and principal occupations of the executive officers of PIMCO Advisors are set forth in the following table.


  Name                  Title and Principal Occupation
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  William D. Cvengros   Chief Executive Officer of PIMCO Advisors
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  Kenneth M. Poovey     Chief Operating Officer of PIMCO Advisors
-------------------------------------------------------------------
  Robert M. Fitzgerald  Senior Vice President and Chief Financial
                        Officer of PIMCO Advisors
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  Stephen J. Treadway   Executive Vice President of PIMCO Advisors
-------------------------------------------------------------------
  James G. Ward         Senior Vice President and Director of Human
                        Resources of PIMCO Advisors
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  Richard M. Weil       Senior Vice President, General Counsel and
                        Secretary of PIMCO Advisors
-------------------------------------------------------------------
  Ernest L. Schmider    Senior Vice President of PIMCO Advisors

  The business address of each person listed above other than Mr. Treadway and Mr. Schmider is 800 Newport Center Drive, Newport Beach, California 92660. The business address of Mr. Treadway is 2187 Atlantic Street, Stamford, Connecticut 06902 and the business address of Mr. Schmider is 840 Newport Center Drive, Newport Beach, California 92660.

Information Concerning Allianz of America and Its Affiliates

  Allianz AG, the parent of Allianz of America, is a publicly-traded German Aktiengesellschaft (a German publicly-traded company) which, together with its subsidiaries, comprise the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, Allianz AG, PIMCO Advisors and their subsidiaries will have over $650 billion in assets under management. Allianz AG's address is: Koniginstrasse 28, D-80802, Munich, Germany.

  Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Re, and Hypo Vereinsbank. These entities, as well as certain broker-dealers that might be deemed to be affiliated with these entities, such as Bankers Trust Company, BT Alex. Brown Incorporated, Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC, may be considered "Affiliated Brokers". Once the Transaction is completed, absent an exemption from the Securities and Exchange Commission (the "SEC") or other relief, the Fund will generally be precluded from effecting principal transactions with any Affiliated Brokers, and its ability to purchase securities from underwriting syndicates including an Affiliated Broker or to utilize any Affiliated Brokers for agency transactions will be subject to restrictions. PIMCO Advisors does not believe that applicable restrictions on transactions with Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the Fund's ability to take advantage of market opportunities or the overall performance of the Fund.

The Transaction

  On October 31, 1999, PIMCO Advisors, its two general partners, PAH and Partners GP, certain of their affiliates, Allianz of America and certain other parties named therein entered into the Merger Agreement pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors.

  The Merger Agreement provides for the acquisition of PAH by Allianz of America through a merger of a subsidiary of Allianz of America with and into PAH. In the merger, each of the outstanding limited partnership and general partner units in PAH will be converted into the right to receive cash in an amount per unit equal to $38.75, subject to a downward adjustment if the aggregate annualized investment advisory and subadvisory fees for all accounts managed by PIMCO Advisors and its subsidiaries, expressed as a "revenue run-rate", declines (excluding market-based changes) below a specified level (the "Unit Transaction Price"). In no event will the Unit Transaction Price be reduced below $31.00 per unit. As a result of the merger, PAH will become an indirect wholly-owned subsidiary of Allianz of America.

  Following the merger, subsidiaries of Allianz of America will, in a series of transactions, acquire for cash additional partnership interests in PIMCO Advisors (the "PA Units"), bringing its ownership interest in PIMCO Advisors to approximately 70%, including the approximately 44% interest held through PAH. As part of these transactions, a subsidiary of Allianz of America will acquire Partners GP through an acquisition of the managing general partner interest in Partners GP from PIMCO Partners LLC (the managing general partner of Partners GP) for approximately $5.5 million and of the member interests in Partners GP that are indirectly owned by Pacific Life. Pacific Life, which through subsidiaries owns approximately a 30% interest in PIMCO Advisors will maintain an indirect interest in PIMCO Advisors, following the closing.

  In connection with the closing, Allianz of America will enter into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following the closing, to purchase at a formula-based price, all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003, or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula based-price, all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life.

  As a result of the transactions contemplated by the Merger Agreement, Allianz of America will control PIMCO Advisors, having acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors for a total consideration of approximately $3.3 billion, while the remainder will continue to be indirectly owned by Pacific Life.

  The Transaction is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the Transaction will be completed. Completion of the Transaction is subject to a number of conditions, including, among others, (i) the approval of the public unitholders of PAH,
(ii) the receipt of certain regulatory approvals and (iii) PIMCO Advisors' revenue run-rate for all accounts managed by PIMCO Advisors and its subsidiaries being at least 75% of the September 30, 1999 revenue run-rate amount. PIMCO Advisors has agreed to use its reasonable best efforts to obtain, prior to completion of the Transaction, the approval of the New PIMCO Agreement and the New OpCap Agreement (as defined below on page 9) by stockholders of the Fund. If the new agreements are not approved by the Fund's stockholders and the Transaction is completed, the Board of Directors of the Fund will consider appropriate action.

  Pursuant to the Merger Agreement, PIMCO Advisors and PIMCO will enter into employment, retention and incentive arrangements with key employees of PIMCO Advisors and PIMCO. These benefits include new employment agreements, retention and incentive awards vesting over a term of years and restricted stock grants. In addition, certain key employees of PIMCO Advisors' investment advisory affiliates will receive payments in respect of previously existing non-competition arrangements in connection with the acquisition by Allianz of America of the PA Units on which such arrangements were based.

Post-Transaction Structure and Operations.

  Upon completion of the Transaction, PIMCO Advisors and its subsidiaries will be controlled by Allianz of America. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG. Allianz of America will control PIMCO Advisors through its managing member interest in Pacific-Allianz Partners LLC ("PacPartners LLC"), which will be the sole general partner of PIMCO Advisors following the Transaction. While Allianz of America will control PacPartners LLC, Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC. Allianz of America, through subsidiaries, will be the managing member of PacPartners LLC and will have full authority and control over all actions taken by PacPartners LLC as the general partner of PIMCO Advisors, provided that Pacific Life's consent is required for certain extraordinary actions.

  Operationally, PIMCO Advisors is expected to become a unit of Allianz Asset Management ("AAM"), the division of Allianz AG that coordinates global Allianz AG asset management activities. PIMCO Advisors and its subsidiaries are currently expected to continue to operate in the United States under their existing names.

  Both William S. Thompson, Jr., a member of the Management Board and Chairman of the Executive Committee of PIMCO Advisors, and William H. Gross, the current Chief Investment Officer of PIMCO, will have roles on the Executive Committee of AAM, with Mr. Thompson serving as the Executive Committee's Deputy Chairman. In the Transaction, Messrs. Thomson and Gross will enter into employment contracts with a term of seven years following the Transaction. Other key employees of PIMCO Advisors have also contractually agreed to remain with PIMCO Advisors following the Transaction.

  Stephen J. Treadway, a Director and President of the Fund, serves as Executive Vice President of PIMCO Advisors, and as Chairman and President of PIMCO Funds Distributors LLC. In connection with the Transaction, Mr. Treadway will exchange approximately 22,000 PA Units at the Unit Transaction Price (for an expected total exchange value of $852,500). Upon completion of the Transaction, Mr. Treadway will enter into an employment agreement with PIMCO Advisors for an initial term of two years, beginning January 1, 2000, with automatic renewal for successive two-year periods. Mr. Treadway will receive an annual salary and bonus, and will be eligible to participate in certain benefit plans and programs. In addition, pursuant to a new PIMCO Advisors LP Transition and Retention Plan, Mr. Treadway will receive a fixed payment of $1 million per year for five years and will be eligible for a performance-based award of up to $1 million per year for five years depending on the achievement of certain retail product sales targets. Additionally, 25,668 unvested PA Units (with an expected total exchange value of $994,635) attributable to Mr. Treadway's account balance in PIMCO Advisors' Executive Deferred Compensation Plan will fully vest and all of the PA Units owned by that plan will be exchanged for cash at the Unit Transaction Price. Options for 105,000 PA Units previously granted to Mr. Treadway pursuant to PIMCO Advisors' 1998 Unit Incentive Plan will be converted into the right to receive cash in an expected total amount of $1,680,000, which is the difference between the exercise price for those options (which averages $22.75) and the Unit Transaction Price.

  Newton B. Schott, Jr. is Executive Vice President and Assistant Secretary of the Fund. Mr. Schott is Senior Vice President of PIMCO Advisors Mutual Fund Division and Executive Vice President, Chief Administrative Officer, Secretary and General Counsel to PIMCO Funds Distributors LLC. Any options for PA Units held by Mr. Schott will be converted into a right to receive the difference between the exercise price for such options and the Unit Transaction Price.

  As a result of the direct and indirect interests in the Transaction and in PIMCO Advisors and its affiliates, as well as the employment arrangements with PIMCO Advisors and its affiliates, each of the persons identified in the foregoing paragraphs may be deemed to have a substantial interest in stockholder approval of the matters set forth in Proposals 1 and 2.

Section 15(f) of the 1940 Act.

  The "safe harbor" afforded by Section 15(f) of the 1940 Act is available to the current owners of PIMCO Advisors in connection with the Transaction.
Section 15(f) provides in substance that when a sale of an investment advisory business occurs, the investment adviser or its affiliates may receive any amount or benefit in connection with the sale as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. PIMCO Advisors is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund.

  The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser (or predecessor or successor adviser).

  Allianz of America and each of the other parties to the Merger Agreement have agreed to use their reasonable best efforts to assure compliance with these safe harbor requirements of Section 15(f) as it applies to the Transaction during the applicable time periods.

Existing PIMCO Agreement and New PIMCO Agreement

  The Existing PIMCO Agreement and the New PIMCO Agreement are substantially identical. The following description of the New PIMCO Agreement is qualified in its entirety by reference to the form of New PIMCO Agreement attached hereto as Exhibit A.

 Services to be Performed

  Pursuant to the New PIMCO Agreement, PIMCO Advisors will continue to supervise the Fund's investment program, including advising and consulting with the Fund's investment manager regarding the Fund's overall investment strategy. PIMCO Advisors also will continue to provide access to economic information, research and assistance to the Fund. PIMCO Advisors serves as the Fund's administrator and subcontracts certain of its responsibilities to PFPC Inc., whose address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

 Expenses and Advisory Fees

  The New PIMCO Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that PIMCO Advisors is responsible for the expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund and the investment manager.

  The annual rate used to determine fees payable by the Fund pursuant to the New PIMCO Agreement is identical to the rate in the Existing PIMCO Agreement. The Fund pays PIMCO Advisors an annual fee of 1.00% of average weekly net assets for investment management services. The Fund will pay PIMCO Advisors this annual fee in monthly installments at a rate under the New PIMCO Agreement which is identical to the fee rate for the Existing PIMCO Agreement. The approximate net assets of the Fund at December 31, 1999 were $78.7 million. The aggregate amount of investment management fees paid by the Fund to PIMCO for the Fund's fiscal year ended August 31, 1999 under its Existing PIMCO Agreement was $746,140. The Fund has now changed its fiscal year to the calendar year. PIMCO remits a potion of its fee to OpCap Advisors at an annual rate of 0.50% of the Fund's average weekly net assets.

 Limitation of Liability

  The New PIMCO Agreement provides that, in the absence of willful misfeasance, bad faith, gross negli-gence or reckless disregard for its obligations thereunder ("disabling conduct"), PIMCO Advisors shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the New PIMCO Agreement provides that the Fund, under certain circumstances, will indemnify PIMCO Advisors against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

 Duration and Termination

  The New PIMCO Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the New PIMCO Agreement, and who are not "interested persons" of any such party, and
(ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" of the Fund. The New PIMCO Agreement may be terminated, without penalty, on 60 days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined under "Required Vote" below) or by PIMCO Advisors, and the New PIMCO Agreement will terminate automatically in the event of its "assignment".

Evaluation by the Board of Directors

  The Fund's Board of Directors, including the Board members who are not interested persons of any party to the New PIMCO Agreement or its affiliates, has approved the New PIMCO Agreement for the Fund and recommends that stockholders of the Fund approve such agreement. The Board's deliberations commenced in December 1999 and Board approval occurred at a meeting held on January 27, 2000. The New PIMCO Agreement will become effective on the later of the date the Transaction is consummated or the date the stockholders of the Fund approve the agreement.

  In approving the New PIMCO Agreement and determining to submit it to stockholders for their approval, the Board of Directors of the Fund has determined that continuity and efficiency of management or advisory services after the Transaction is consummated can best be assured by approving the New PIMCO Agreement on behalf of the Fund. The Board of Directors of the Fund believes that the New PIMCO Agreement will enable the Fund to continue to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New PIMCO Agreement is in the best interests of the Fund and its stockholders.

  In connection with its review of the New PIMCO Agreement, the Fund's Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by PIMCO Advisors and Allianz of America. These materials included financial statements as well as other written information regarding PIMCO Advisors and Allianz of America and their personnel, operations and financial condition.

  In approving the New PIMCO Agreement, the Board of Directors of the Fund focused primarily on the nature, quality and scope of the operations and services to date provided by PIMCO Advisors to the Fund, which will continue to be provided by PIMCO Advisors after the consummation of the Transaction with no change in fees, comparative fee information concerning other investment companies currently advised by PIMCO Advisors, and the fact that the Existing PIMCO Agreement and the New PIMCO Agreement, including the terms relating to the services to be performed thereunder by PIMCO Advisors, are substantially identical. In connection with these primary considerations, comparisons were made between the New PIMCO Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the anticipated benefits to PIMCO Advisors of its relationship with the Fund.

  In addition to the foregoing primary considerations, the Fund's Board of Directors considered the likelihood of PIMCO Advisors' and Allianz of America's financial stability following consummation of the Transaction, particularly in light of the overall experience and reputation of each of PIMCO Advisors and Allianz of America, and whether there are any aspects of the Transaction likely to affect the ability of PIMCO Advisors to retain and attract qualified personnel following consummation.

  Based upon its review of the above factors, the Board of Directors of the Fund concluded that the New PIMCO Agreement is in the best interests of the Fund and its stockholders.

  A director and certain officers of the Fund may have a substantial interest in the approval of the New PIMCO Agreement as a result of their interests in PIMCO Advisors or affiliates thereof, as described above under "The Transaction."

Required Vote

  As provided by the 1940 Act, approval of the New PIMCO Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and Broker Non-Votes will be counted as shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Proposal.

  THE DIRECTORS OF THE FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, ALLIANZ OF AMERICA, PIMCO ADVISORS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE NEW PIMCO AGREEMENT.

          PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
                   AMONG PIMCO ADVISORS, OPCAP AND THE FUND

Introduction

  OpCap serves as investment adviser and administrator to the Fund pursuant to an investment advisory agreement currently in place among PIMCO Advisors, OpCap and the Fund dated November 5, 1997 (the "Existing OpCap Agreement"). The Fund's stockholders most recently approved the Existing OpCap Agreement on October 14, 1997. The Fund's Board of Directors, including a majority of the directors who are not "interested persons" of the Fund, PIMCO Advisors or OpCap, most recently approved the Existing OpCap Agreement on September 27, 1999.

  As required by the 1940 Act, the Existing OpCap Agreement provides for its automatic termination in the event of its "assignment", as defined in such Act. For a discussion of the Transaction, see "The Transaction" under Proposal 1 above. Therefore, in anticipation of the Transaction, the Board of Directors of the Fund is proposing that stockholders approve a new investment advisory agreement among PIMCO Advisors, OpCap and the Fund (the "New OpCap Agreement"). The New OpCap Agreement is substantially identical to the Existing OpCap Agreement. A description of the New OpCap Agreement, including the services to be provided by OpCap thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New OpCap Agreement attached hereto as Exhibit B. The New OpCap Agreement would take effect on the date of consummation of the Transaction. If for any reason the Transaction is not completed, the Existing OpCap Agreement will remain in effect.

Information Concerning OpCap

  OpCap is a Delaware general partnership and a registered investment adviser under the Advisers Act. OpCap is a wholly-owned subsidiary of PIMCO Advisors. OpCap has served as the investment adviser to the Fund since commencement of the Fund's operations. At September 30, 1999, OpCap, together with its parent Oppenheimer Capital, managed approximately $56 billion of assets.

  The names, titles and principal occupations of the current executive officers of OpCap are set forth in the following table. The business address of Mr. Fitzgerald is 800 Newport Center Drive, Newport Beach,
California 92660. The business address of the others is 1345 Avenue of the Americas, New York, New York 10105.

  Name                             Title and Principal Occupation
----------------------------------------------------------------------------
  Kenneth M. Poovey     Chief Executive Officer of OpCap and Chief Operating
                         Officer of PIMCO Advisors
----------------------------------------------------------------------------
  Colin Glinsman        Chief Investment Officer,
                         Managing Director of OpCap
----------------------------------------------------------------------------
  Peter M. Jones        Managing Director of OpCap
----------------------------------------------------------------------------
  Richard M. Weil       Managing Director of OpCap and General
                         Counsel of PIMCO Advisors
----------------------------------------------------------------------------
  Frank Poli            Vice President and Secretary of OpCap
----------------------------------------------------------------------------
  Robert M. Fitzgerald  Chief Financial Officer of OpCap and Chief
                         Financial Officer of PIMCO Advisors
----------------------------------------------------------------------------
  Tony Orlando          Treasurer of OpCap

Existing and New OpCap Agreements

  The Existing OpCap Agreement and the New OpCap Agreement are substantially identical. The following description of the New OpCap Agreement is qualified in its entirety by reference to the form of New OpCap Agreement attached hereto as Exhibit B.

 Services to be Performed

  Pursuant to the New OpCap Agreement, subject to the direction and control of the Directors of the Fund and in consultation with PIMCO Advisors, OpCap will make investment strategy decisions for the Fund, manage the investing and reinvesting of assets in accordance with the Fund's stated policies, place purchase and sale orders for the Fund, provide financial research and data to the Fund and be responsible for administrative and stockholders services.

 Expenses and Advisory Fees

  The New OpCap Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that OpCap is responsible for the expenses in connection with providing office space, office facilities and personnel reasonably necessary for performance of the services to be provided by it to the Fund.

  The annual rate used to determine fees payable by PIMCO Advisors to OpCap pursuant to the New OpCap Agreement is identical to the rate in the Existing OpCap Agreement. OpCap Advisors is paid an annual fee of .50% of average weekly net assets for investment advisory services. OpCap will be paid this annual fee by PIMCO Advisors in monthly installments at a rate under the New OpCap Agreement which is identical to the fee rate under the Existing OpCap Agreement. This fee is paid by PIMCO Advisors out of its management fee from the Fund. The approximate net assets of the Fund at December 31, 1999 were $78.7 million. The aggregate amount of investment management fees paid by the Fund to OpCap for the Fund's fiscal year ended August 31, 1999 under its Existing OpCap Agreement was $373,070.

 Limitation of Liability

  The New OpCap Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder ("disabling conduct"), OpCap shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the New OpCap Agreement provides that the Fund, under certain circumstances, will indemnify OpCap against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

 Duration and Termination

  The New OpCap Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the New OpCap Agreement, and who are not "interested persons" of any such party, and
(ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" of the Fund. The New OpCap Agreement may be terminated, without penalty, on 60 days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund, or by PIMCO Advisors, and the New OpCap Agreement will terminate automatically in the event of its "assignment". In addition, like the Existing OpCap Agreement, the New OpCap Agreement may be terminated, without penalty, on 60 days' notice, by OpCap.

Evaluation by the Board of Directors

  The Fund's Board of Directors, including the Board members who are not "interested persons" of any party to the New OpCap Agreement or its affiliates, has approved the New OpCap Agreement for the Fund and recommends that the stockholders of the Fund approve such agreement. The Board's deliberations commenced in December 1999 and Board approval occurred at a meeting held on January 27, 2000. The New OpCap Agreement will become effective on the later of the date the Transaction is consummated or the date the stockholders of the Fund approve such agreement.

  In approving the New OpCap Agreement and determining to submit it to stockholders for approval, the Board of Directors of the Fund has determined that continuity and efficiency of advisory services after the Transaction is consummated can best be assured by approving the New OpCap Agreement on behalf of the Fund. The Board of Directors of the Fund believes that the New OpCap Agreement will enable the Fund to continue to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New OpCap Agreement is in the best interests of the Fund and its stockholders.

  In connection with its review of the New OpCap Agreement, the Fund's Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by OpCap, PIMCO Advisors and Allianz of America. These materials included financial statements as well as other written information regarding PIMCO Advisors and Allianz of America and their personnel, operations and financial condition.

  In approving the New OpCap Agreement, the Board of Directors of the Fund focused primarily on the nature, quality and scope of the operations and services to date provided by OpCap to the Fund, which are expected to continue to be provided after the consummation of the Transaction with no change in fees, comparative fee information concerning other investment companies advised by OpCap and the fact that the Existing OpCap Agreement and the New OpCap Agreement for the Fund, including the terms relating to the services to be performed thereunder by OpCap, are substantially identical. In connection with these primary considerations, comparisons were made between the New OpCap Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the anticipated benefits to OpCap of its relationship with the Fund.

  In addition to the foregoing primary considerations, the Fund's Board of Directors considered the likelihood of OpCap's financial stability following consummation of the Transaction particularly in light of the overall experience and reputation of each of OpCap, PIMCO Advisors and Allianz of America, and whether there are any aspects of the Transaction likely to affect the ability of OpCap to retain and attract qualified personnel following consummation of the Transaction.

  Based upon its review of the above factors, the Board of Directors of the Fund concluded that the New OpCap Agreement is in the best interests of the Fund and its stockholders.

  A director and certain officers of the Fund may have a substantial interest in the approval of the New OpCap Agreement as a result of their interests in PIMCO Advisors, OpCap or affiliates thereof, as described under Proposal 1 above.

Required Vote

  As provided by the 1940 Act, approval of the New OpCap Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. For a discussion of the definition of a "majority of the outstanding voting securities", see "Required Vote" under Proposal 1 above.

  THE DIRECTORS OF THE FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, ALLIANZ OF AMERICA, OPCAP, PIMCO ADVISORS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE NEW OPCAP AGREEMENT.

PROPOSAL 3: THE ELECTION OF DIRECTORS FOR THE FUND, TO HOLD OFFICE UNTIL THEIR
                   SUCCESSORS ARE DULY ELECTED AND QUALIFIED

  On December 15, 1999, the Board of Directors elected Edwin Meese, III and Scott B. Rogers to serve as directors after having accepted the resignations of the following four members of the Board: Paul Belica (Class III), Leslie H. Gelb (Class I), Wendy W. Luers (Class I) and Luis F. Rubio (Class II). The Board of Directors then reduced the size of the Board to nine (9) from eleven
(11).

  At the Meeting, stockholders will be asked to elect Edwin Meese, III as a Class I Director to serve until the year 2002 or thereafter when his successor is elected and qualified and to elect Scott B. Rogers as a Class III Director to serve until the year 2001 or thereafter when his successor is elected and qualified. In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I (to serve until 2002), Class II (to serve until 2000) and Class III (to serve until 2001). The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

  The persons named in the accompanying form of proxy intend to vote at the Special Meeting (unless directed not to vote) FOR the election of the nominees listed below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

  The following table provides information concerning the nominees for election as Directors:

                                                        Shares of Common Stock
         Nominees and Principal                          Beneficially Owned,
         Occupations During the           Director     Directly or Indirectly,
            Past Five Years                Since   Age on December 23, 1999 (A)
         ----------------------           -------- --- ------------------------
Class I Director Nominee serving until
 Year 2002 Annual Meeting of
 Stockholders

Edwin Meese, III, Distinguished Fellow,     1999    68           -0-
 The Heritage Foundation, Washington,
 DC; Distinguished Visiting Fellow at
 the Hoover Institution, Stanford Uni-
 versity; Distinguished Senior Fellow at
 the Institute of United States Studies,
 University of London. Formerly U.S. At-
 torney General under President Ronald
 Reagan; Chairman of the Domestic Policy
 Council and the National Drug Policy
 Board and a member of the National Se-
 curity Council

Class III Director Nominee Serving until
 Year 2001 Annual Meeting of
 Stockholders

Scott B. Rogers, Chief Executive Offi-      1999    44           -0-
 cer, Asheville Buncombe Community
 Christian Ministry; President, ABCCM
 Doctor's Medical Clinic; Director, Na-
 tional Urban Strategy Commission; Di-
 rector, Southeastern Jurisdiction Urban
 Networkers; Director, Asheville Area
 Red Cross; Appointee, NC Governor's
 Commission on Welfare to Work; Chair-
 man, Recycling Unlimited; Director,
 Interdenominational Ministerial Alli-
 ance

The following table provides information concerning the remaining Directors of the Fund:

                                                        Shares of Common Stock
        Directors and Principal                          Beneficially Owned,
         Occupations During the           Director     Directly or Indirectly,
            Past Five Years                Since   Age on December 23, 1999 (A)
        -----------------------           -------- --- ------------------------
Class I Directors serving until year
 2002 Annual Meeting of Stockholders

Gary A. Bentz/1/, Chief Financial Offi-     1999    43          4,800
 cer and Treasurer, Deep Discount Advi-
 sors, Inc.; Director, Clemente Strate-
 gic Value Fund; Director, The Austria
 Fund

Glenn W. Wilcox, Sr., Chairman of the       1999    67            -0-
 Board and Chief Executive Officer of
 Wilcox Travel Agency; Director, Cham-
 pion Industries, Inc.; Chairman, the
 Board of Blue Ridge Printing Co., Inc.;
 Chairman, Tower Associates, Inc.; Di-
 rector, Asheville Chamber of Commerce;
 Vice Chairman, the Board of First Union
 National Bank; Trustee, Appalachian
 State University; Trustee and Director,
 Mars Hill College

Class II Directors serving until year
 2000 Annual Meeting of Stockholders

Stephen Treadway/2/, Chairman and Presi-    1997    52            -0-
 dent of PIMCO Funds Distributors LLC
 and its predecessor; Executive Vice
 President of PIMCO Advisors L.P.; for-
 merly he was employed by Smith Barney
 Inc. for more than 18 years, serving in
 various senior officer positions

William A. Clark, Principal, Deep Dis-      1999    54          2,600
 count Advisors, Inc.; Director, Cle-
 mente Strategic Value Fund; Director,
 The Austria Fund

Andrew Strauss, Attorney and Senior Mem-    1999    45          2,600
 ber of Strauss & Associates, PA: Previ-
 ous President of White Knight
 Healthcare, Inc., and LMV Leasing,
 Inc., subsidiary, Xerox Credit Corpora-
 tion

--------
/1/May be deemed to be an "interested person" because of his association with Ronald G. Olin, Deep Discount Advisors, Inc., and Ron Olin Investment Management Company.
/2/"Interested person" because of his relationship with PIMCO Advisors, the Fund's investment manager.

                                                        Shares of Common Stock
        Directors and Principal                          Beneficially Owned,
         Occupations During the           Director     Directly or Indirectly,
            Past Five Years                Since   Age on December 23, 1999 (A)
        -----------------------           -------- --- ------------------------
Class III Directors serving until year
 2001 Annual Meeting of Stockholders

Ronald G. Olin/3/, Chairman and Chief       1999    54          3,200
 Executive Officer, Deep Discount Advi-
 sors, Inc., and General Partner Ron
 Olin Investment Management Company;
 Chairman, Clemente Strategic Value
 Fund, Director, The Portugal Fund. For-
 merly he was a Senior Manager at Inter-
 national Business Machines, supporting
 U.S. government software contracts with
 N.A.S.A. and D.O.D.

Ralph W. Bradshaw/4/, Vice President and    1999    49            800
 Secretary, Deep Discount Advisors,
 Inc.; Director, Clemente Strategic
 Value Fund; Director, The Austria Fund;
 Director, The Portugal Fund.

--------

/3/May be deemed to be an "interested person" because of his control of Deep
   Discount Advisors, Inc., and Ron Olin Investment Management Company, which together hold in client accounts, over which they have voting and investment discretion, 2,245,600 shares of the Fund as of December 23, 1999.

/4/May be deemed to be an "interested person" as defined in the 1940 Act, because he is an officer of the Fund and because of his association with Ronald G. Olin, Deep Discount Advisors, Inc., and Ron Olin Investment Management Company.

(A)Each director has sole voting and investment power with respect to the listed shares.

  The Fund's Audit Committee is currently composed of Messrs. Clark, Wilcox, Strauss, Meese and Rogers. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met twice during the fiscal period from September 1, 1999 through December 31, 1999. The Fund has no nominating or compensation committees.

  During the fiscal period from September 1, 1999 through December 31, 1999, the Board of Directors met six times. During the period when he was a director, each director attended at least 75% of the meetings of the Board or the Committee of the Board for which he or she was eligible.

  Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting, information regarding compensation paid to directors by the Fund as well as by the various other investment companies advised by the Fund's investment advisers during its prior fiscal year. The following table provides information concerning the approximate compensation paid since January 1, 1999, to each director of the Fund. No remuneration was paid to the directors by other investment companies advised by PIMCO Advisors or OpCap. No remuneration was paid since January 1, 1999, to Mr. Treadway, who was a director of the Fund during the period and an "interested person" of the Fund as defined in the 1940 Act because of his relationship with PIMCO Advisors. Please note that the Fund does not provide any pension or retirement benefits to directors.

                                Aggregate
                               Compensation
  Name of Director          from Fund for 1999
----------------------------------------------
  Ronald G. Olin (A)              $4,050
----------------------------------------------
  Ralph W. Bradshaw (A)           $4,050
----------------------------------------------
  Gary A. Bentz (B)               $1,702
----------------------------------------------
  Glenn W. Wilcox, Sr. (B)        $1,702
----------------------------------------------
  William A. Clark (B)            $1,702
----------------------------------------------
  Andrew Strauss (B)              $1,702
----------------------------------------------
  Edwin Meese, III (C)              $934
----------------------------------------------
  Scott B. Rogers (C)               $934

--------
(A) Messrs. Olin and Bradshaw became Directors of the Fund on October 12,
    1999.
(B) Messrs. Bentz, Wilcox, Clark and Strauss became Directors of the Fund on December 10, 1999.
(C) Messrs. Meese and Rogers became Directors of the Fund on December 15,
    1999.

  The officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of stockholders and until their successors are chosen and qualified. The current officers of the Fund are:

  Name                                        Office                      Age Officer Since
-------------------------------------------------------------------------------------------
  Ronald G. Olin         Chairman                                          54     1999
-------------------------------------------------------------------------------------------
  Stephen Treadway       President                                         52     1997
-------------------------------------------------------------------------------------------
  Bernard H. Garil       Executive Vice President                          59     1997
-------------------------------------------------------------------------------------------
  Elisa A. Mazen         Executive Vice President                          38     1994
-------------------------------------------------------------------------------------------
  Newton B. Schott, Jr.  Executive Vice President and Assistant Secretary  57     1997
-------------------------------------------------------------------------------------------
  William A. Clark       Secretary                                         54     1999
-------------------------------------------------------------------------------------------
  Ralph W. Bradshaw      Treasurer                                         49     1999
-------------------------------------------------------------------------------------------
  Brian S. Shlissel      Assistant Treasurer                               35     1999
-------------------------------------------------------------------------------------------
  Elliot M. Weiss        Assistant Secretary                               37     1999

  Mr. Garil is a Managing Director of Oppenheimer Capital. Ms. Mazen is a Senior Vice President of Oppenheimer Capital. Mr. Schott currently serves as the Executive Vice President, Chief Administrative Officer, Secretary and General Counsel to PIMCO Funds Distributors LLC, and has held such positions or other senior officer positions in the company since May 1990. Mr. Schott has also served as Senior Vice President of PIMCO Advisors' Mutual Fund Division since November 1997. Mr. Shlissel is a Vice President of Oppenheimer Capital. Mr. Weiss is a Vice President of OpCap Advisors.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, the Fund's investment advisers and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment advisers and their respective directors and officers have complied with applicable filing requirements during the fiscal year ended December 31, 1999.

  THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EDWIN MEESE, III AND SCOTT B. ROGERS AS DIRECTORS.

                INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

  The following table provides information regarding the number and percentage of outstanding shares of common stock of the Fund owned beneficially, by each director and officer of the Fund, and all directors and executive officers of the Fund as a group, in each case as of December 23, 1999.

                                          Shares of Common Stock Owned
                                    Beneficially, Directly or Indirectly, on
  Name                                         December 23, 1999
----------------------------------------------------------------------------
  Ronald G. Olin                                    3,200(1)
----------------------------------------------------------------------------
  Stephen J. Treadway                                    -0-
----------------------------------------------------------------------------
  Bernard H. Garil                                       -0-
----------------------------------------------------------------------------
  Newton B. Schott, Jr.                                  -0-
----------------------------------------------------------------------------
  Elisa A. Mazen                                         274
----------------------------------------------------------------------------
  Ralph W. Bradshaw                                      800
----------------------------------------------------------------------------
  Gary A. Bentz                                        4,800
----------------------------------------------------------------------------
  William A. Clark                                     2,600
----------------------------------------------------------------------------
  Andrew Strauss                                       2,600
----------------------------------------------------------------------------
  Glenn W. Wilcox, Sr.                                   -0-
----------------------------------------------------------------------------
  Brian S. Shlissel                                      -0-
----------------------------------------------------------------------------
  Elliot M. Weiss                                        -0-
----------------------------------------------------------------------------
  Edwin Meese III                                        -0-
----------------------------------------------------------------------------
  Scott B. Rogers                                        -0-
----------------------------------------------------------------------------
  All Directors and Officers (as a
   group)                                             14,274
--------

(1) Mr. Olin controls Deep Discount Advisors, Inc. and Ron Olin Investment Management Company, which together hold in client accounts, over which they have voting and investment discretion, 2,245,600 shares of the Fund as of December 23, 1999.

  The following table sets forth the beneficial ownership of shares of the Fund, at December 23, 1999, by each person known to the Fund to be deemed the beneficial owner of more than 5% of the outstanding shares of the Fund:

                                             Shares of        % of Fund's
                                           Common Stock       Outstanding
                                           Beneficially   Shares Beneficially
                                          Owned, Directly   Owned, Directly
                                          or Indirectly,    or Indirectly,
ame and Address ofN                       on December 23,   on December 23,
 Beneficial Owner                            1999 (1)          1999 (1)
-----------------------------------------------------------------------------
  Deep Discount Advisors, Inc.               1,408,900           24.0%
  One West Pack Square
  Suite 777
  Asheville, NC 28801
-----------------------------------------------------------------------------
  Ron Olin Investment Management Company       836,700           14.2%
  One West Pack Square
  Suite 777
  Asheville, NC 28801

--------
(1) Based solely upon information presented in Schedule 13D, dated December 23, 1999, filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company. The Fund's understanding is that the aggregate beneficial ownership of shares of the Fund by these entities as of December 23, 1999 was 2,245,600 shares, representing 38.2% of the Fund.

  In addition, on December 31, 1999, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 5,702,387 shares of the Fund, equal to approximately 98.4% of the outstanding shares of the Fund.

                                OTHER BUSINESS

  The Board of Directors of the Fund does not know of any other matter which may come before the Special Meeting. If any other matter properly comes before the Special Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

  All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2000, must be received by the Fund (addressed to The Central European Value Fund, Inc., 1345 Avenue of the Americas, New York, New York 10105) for inclusion in the Fund's proxy statement and proxy relating to that meeting a reasonable time in advance of the meeting. Any stockholder who desires to bring a proposal at the Fund's 2000 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Assistant Secretary of the Fund (addressed to The Central European Value Fund, Inc., 1345 Avenue of the Americas, New York, New York 10105) no earlier than 90 days and no later than 60 days before the date of the Annual Meeting of Stockholders or the tenth day after public announcement is made.

                        EXPENSES OF PROXY SOLICITATION

  The expenses of the Meeting relating to the approval of the New PIMCO Agreement and the New OpCap Agreement will be borne equally by Allianz of America and PIMCO Advisors, while the expenses of the Meeting relating to the governance of the Fund will be borne by the Fund.

  Proxies may be solicited personally by officers of the Fund and by regular employees of PIMCO Advisors and OpCap, or their affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed for such out-of-pocket expenses. In addition, the Fund has retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of the proxy vote.

  D.F. King & Co., Inc. may call stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. PIMCO Advisors has been advised by counsel that these procedures are consistent with the requirements of applicable law. A stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To insure that the stockholder's instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card but with marks indicating how the stockholder voted, along with a special toll-free number which will be available in the event the stockholder wishes to change or revoke the vote. Although a stockholder's vote may be taken by telephone, each stockholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card. If you have any questions regarding the proxy, please contact D.F. King & Co., Inc. at its toll-free number, 1-800-488-8075.

January 28, 2000

                                                                      EXHIBIT A

                          FORM OF NEW PIMCO AGREEMENT

  Agreement dated and effective as of              between THE CENTRAL
EUROPEAN VALUE FUND, INC., a Maryland corporation (herein referred to as the "Fund"), and PIMCO Advisors L.P., a Delaware limited liability partnership (herein referred to as the "Investment Manager").

  1. Appointment of Investment Manager. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment management services for the Fund, and in connection therewith to (i) supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall investment strategy; (ii) make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund's assets; (iv) place purchase and sale orders on behalf of the Fund; (v) advise the Fund with respect to all matters relating to the Fund's use of leveraging techniques; (vi) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund; (vii) monitor the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian; (viii) be responsible for compliance by the Fund with U.S. Federal, State and other applicable laws and regulations, and (ix) pay the salaries, fees and expenses of such of the Fund's directors, officers or employees who are directors, officers or employees of the Investment Manager or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof. The Investment Manager may delegate any of the foregoing responsibilities to a third party with the consent of the Fund.

  2. Expenses. In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund. The Investment Manager shall bear all expenses arising out of its duties hereunder.

  Except as provided in Section 1 hereof, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Manager); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors or non-interested members of any advisory or investment board, committee or panel of the Fund; travel expenses or an appropriate portion thereof of directors and officers of the Fund, or members of any advisory or investment board, committee or panel of the Fund, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof, or of any such advisory or investment board, committee or panel; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

  3. Transactions with Affiliates. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Investment Manager) for the execution of trades for the Fund.

  4. Best Execution; Research Services. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing the Fund. It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.

  5. Remuneration. In consideration of the services to be rendered by the Investment Manager under this Agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of 1.00% of the Fund's average weekly net assets. If the fee payable to the Investment Manager pursuant to this paragraph 5 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

  6. Representations and Warranties. The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

  7. Services Not Deemed Exclusive. The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

  8. Limit of Liability. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or
(b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

  9. Duration and Termination. This Agreement shall remain in effect until and shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund's Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Fund.

  Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

  10. Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

  11. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

  If to the Fund:

    The Central European Value Fund, Inc.
    1345 Avenue of The Americas
    New York, New York 10105
    Tel:
    Fax:
    Attn:

  If to the Investment Manager:

    PIMCO Advisors L.P.
    c/o PIMCO Funds Distributors LLC
    2187 Atlantic Street
    Stamford, Connecticut 06902
    Tel:
    Fax:
    Attn:

or to such other address as to which the recipient shall have informed the other party in writing.

  Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

  12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.


                                          THE CENTRAL EUROPEAN VALUE FUND,
                                           INC.


                                          By: _________________________________
                                            Name:
                                            Title:

                                          PIMCO ADVISORS L.P.


                                          By: _________________________________
                                            Name:
                                            Title:

                                                                      EXHIBIT B

                          FORM OF NEW OPCAP AGREEMENT

                              PIMCO Advisors L.P.
                       c/o PIMCO Funds Distributors LLC
                             2187 Atlantic Street
                          Stamford, Connecticut 06902

OpCap Advisors
1345 Avenue of the Americas
New York, New York 10105

Dear Sirs:

  This will confirm the agreement among the undersigned (the "Investment Manager"), you (the "Investment Adviser") and the Fund (but only with respect to paragraph 2, subparagraph 3(b) and paragraphs 6, 7, 10 and 11 of this agreement) as follows:

  1. The Investment Manager has been employed by The Central European Value Fund, Inc. (the "Fund") pursuant to a management agreement dated as of between the Fund and the Investment Manager (the "Management Agreement"). The Fund is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with the investment objective and limitations specified in the Fund's Articles of Incorporation, as amended from time to time (the "Charter"), in the Registration Statement on Form N-2, as in effect from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") by the Fund under the 1940 Act and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Fund. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Adviser. Any amendments to these documents shall be furnished to the Investment Adviser.

  2. The Investment Manager employs the Investment Adviser, subject to the direction and control of the directors of the Fund, including without limitation any approval of the directors of the Fund required by the 1940 Act, to (a) make, in consultation with the Investment Manager and the Fund's Board of Directors, investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1,
(c) initiate purchase and sale orders on behalf of the Fund, (d) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund and (e) be responsible for compliance by the Fund with U.S. federal, state and other applicable laws and regulations with respect to regulating the composition of the Fund's portfolio and (f) pay the salaries, fees and expenses of such of the Fund's directors, officers or employees who are directors, officers or employees of the Investment Adviser or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof.

  3. (a) The Investment Adviser shall, at its expense, provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Investment Adviser pursuant to this Agreement.

  (b) Except as provided in subparagraph 3(a) hereof and Section 1 of the Management Agreement, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund, or members of any advisory or investment board or committee of the Fund, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof, or of any such advisory or investment board or committee of the Fund; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

  4. The Investment Adviser shall have discretion over investment decisions for the Fund and shall make investments for the Fund's account in accordance with the investment objective and limitations set forth in the Charter, the Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended relating to regulated investment companies, and policy decisions adopted by the Fund's Board of Directors or the Investment Manager from time to time. The Investment Adviser shall advise the Fund's officers and Board of Directors, and the Investment Manager, at such times as the Fund's Board of Directors or the Investment Manager may specify, of investments made for the Fund's account and shall, when requested by the Fund's officers or Board of Directors or the Investment Manager, supply the reasons for making such investments.

  5. The Investment Adviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data or otherwise.

  6. The Investment Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Adviser or the Investment Manager or any of their affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Adviser is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Investment Adviser or the Investment Manager) for the execution of trades for the Fund.

  7. The Investment Adviser is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Adviser, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser. It is understood that the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Adviser by brokers who effect securities transactions for the Fund may be used by the Investment Adviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Adviser by brokers who effect securities transactions for other investment companies and accounts which the Investment Adviser manages may be used by the Investment Adviser in servicing the Fund. It is understood that not all of these research services are used by the Investment Adviser in managing any particular account, including the Fund.

  8. In consideration of the services to be rendered by the Investment Adviser under this agreement, the Investment Manager shall pay the Investment Adviser a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of 0.50% of the Fund's average weekly net assets. If the fee payable to the Investment Adviser pursuant to this paragraph 8 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

  9. The Investment Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Adviser agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until termination of this Agreement.

  10. The Investment Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Fund or its shareholders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund (as defined in the 1940 Act) nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. The Investment Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.

  11. This agreement shall continue in effect until         and thereafter for
successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

  12. Nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Nothing herein shall be construed as constituting the Investment Adviser an agent of the Investment Manager or the Fund.

  13. This Agreement shall be governed by the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

  14. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

  If to the Investment Adviser:

    OpCap Advisors
    1345 Avenue of the Americas
    New York, New York 10105
    Tel:
    Fax:
    Attn:

  If to the Investment Manager:

    PIMCO Advisors L.P.
    c/o PIMCO Funds Distributors LLC
    2187 Atlantic Street
    Stamford, Connecticut 06902
    Tel:
    Fax:
    Attn:

or to such other address as to which the recipient shall have informed the other party in writing.

  Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile is sent or mail.

  15. Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

  If the foregoing correctly sets forth the agreement between the Investment Manager and the Investment Adviser, please so indicate by signing and returning to the Investment Manager the enclosed copy hereof.

                                          Very truly yours,

                                          PIMCO ADVISORS L.P.


                                          By: _________________________________
                                            Name:
                                            Title:

ACCEPTED:

OPCAP ADVISORS


By: _________________________________
  Name:
  Title:

The Central European Value Fund,
Inc. hereby acknowledges and agrees
to the provisions of paragraph 2,
subparagraph 3(b) and paragraphs 6,
7, 10 and 11 of this agreement.

THE CENTRAL EUROPEAN VALUE FUND,
 INC.


By: _________________________________
  Name:
  Title:

CRFCM-PS-00

                        THE CENTRAL EUROPEAN VALUE FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              SPECIAL MEETING OF STOCKHOLDERS -- FEBRUARY 24, 2000


         The undersigned hereby appoints Stephen J. Treadway, Bernard H. Garil and Newton B. Schott, Jr. and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of The Central European Value Fund, Inc. which the undersigned is entitled to receive and vote proxies at the Special Meeting of Stockholders of The Central European Value Fund, Inc. to be held at 1345 Avenue of the Americas, New York, New York on Thursday, February 24, 2000, at 11:00 a.m. Eastern time, and at any adjournments thereof.

         This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR items 1, 2, and 3 listed on the opposite side.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

         Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

----------------------------               --------------------------------

----------------------------               --------------------------------

----------------------------               --------------------------------

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, AND 3.


1. The approval of a new management agreement between PIMCO Advisors L.P. and the Fund.

     FOR  /_/                   AGAINST  /_/               ABSTAIN  /_/

2. The approval of a new investment advisory agreement among PIMCO Advisors L.P., OpCap Advisors and the Fund.

     FOR  /_/                   AGAINST  /_/               ABSTAIN  /_/


3. The election of two directors for the Fund, to hold office until their successors are duly elected and qualified.

     FOR  All Nominees   /_/   WITHHOLD  /_/        FOR ALL EXCEPT  /_/

   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name).


   Director to serve until 2002 Annual Meeting:  Edwin Meese, III
   Director to serve until 2001 Annual Meeting:  Scott B. Rogers


    The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

     I will attend the meeting.  /_/    Change of Address and/  /_/
                                        or Comments Mark Here

-----
|                                        Please be sure to sign and date this
|                                        proxy.
|

                                         Date ___________________________, 2000


                                         -------------------------------------

                                         -------------------------------------
                                         Signature(s), Title(s), if applicable



                                      |
                                      |
                                 -----|
                                         Votes MUST be indicated
Please Sign, Date and Return the Proxy   (x) in Black or Blue ink.        /X/
Promptly Using the Enclosed Envelope.




                                      -3-